SCHEDULE 14A
                          (RULE 14A-101)
             INFORMATION REQUIRED IN PROXY STATEMENT
                     SCHEDULE 14A INFORMATION
   PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                       EXCHANGE ACT OF 1934



         Filed by the registrant                       /x/


         Filed by a party other than the registrant   / /


         Check the appropriate box:


         / /  Preliminary proxy statement


         / /  Confidential, for Use of the Commission
              Only (as permitted by Rule 14a-6(e)(2))


         /x/  Definitive proxy statement


         / /  Definitive additional materials


         / /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                   SEEQ TECHNOLOGY INCORPORATED
-----------------------------------------------------------------
         (Name of Registrant as Specified in Its Charter)


-----------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):


         /x/   $125 per Exchange Act Rules 0-11(c)(1)(ii),
               14a-6(i)(1), or 14a-6(j)(2) or Item 22(a)(2) of
               Schedule 14A.


         / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).


         / /   Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which
         transaction applies:
-----------------------------------------------------------------
         (2)      Aggregate number of securities to which
         transaction applies:
-----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
-----------------------------------------------------------------
         (4)      Proposed maximum aggregate value of transaction:
-----------------------------------------------------------------
         (5)      Total fee paid:
-----------------------------------------------------------------



         / /       Fee paid previously with preliminary materials.



         / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:
-----------------------------------------------------------------

         (2)      Form, Schedule or Registration Statement No.:
-----------------------------------------------------------------

         (3)      Filing Party:
-----------------------------------------------------------------

         (4)      Date Filed:
-----------------------------------------------------------------

                         EXPLANATORY NOTE

         Due to a printer error, the Definitive Proxy Statement for SEEQ Technology Incorporated filed on January 19, 1996 was inadvertently filed as a preliminary proxy statement. The transmitted Schedule 14A is revised to correctly reflect the filing of a Definitive Proxy Statement.